UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2018

Blockchain Holdings Capital Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-198435	46-3892319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Carrasquillo Law Group P.C., 1177 Avenue of the Americas, 5th Floor, NY, NY 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 833-682-2428

_____________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On August 29, 2018, Blockchain Holdings Capital Ventures, Inc. (formerly known as Southeastern Holdings, Inc.) (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to announce the purchase of all of the assets of Blockchain Holdings, LLC (the “Seller”) pursuant to Items 2.01. At the time of the filing of the Original 8-K, the Company did not file the appropriate financial statements. The Company is filing this Current Report on Form 8-K/A (this “Amendment”) to include in Item 9.01, the Financial Statements as of August 23, 2018 of the Seller and the Unaudited Combined Pro Forma Financial Statements as of August 23, 2018. This Amendment should be read in conjunction with the information set forth in the Original Form 8-K, which provides a more complete description of the events of August 23, 2018.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 23, 2018, Southeastern Holdings, Inc. (now known as Blockchain Holdings Capital Ventures, Inc.) (the “Company”) entered into a Bill of Sale and Assignment and Assumption Agreement (the “Purchase Agreement”) with Blockchain Holdings, LLC (the “Seller”) pursuant to which the Company purchased all of the assets of the Seller which are used in the business of sourcing of blockchain mining equipment from various suppliers for their customers and also providing management of the equipment hosted, mining pools and tech work on such equipment. The Purchased Assets (as defined in the Purchase Agreement) were valued at $300,000. The Company, pursuant to the terms of the Purchase Agreement, issued 300,000,000 shares of its common stock, par value $.0001 to the members of the Seller in exchange for the Purchased Assets.

Item 9.01 Financial Statement and Exhibits.

Exhibit 99.1-	Financial Statements and Report of Independent Registered Accounting Firm. As of August 23, 2018 and for the Period from February 5, 2018 (Inception) through August 23, 2018

Exhibit 99.2-	Unaudited Combined Pro Forma Financial Statements as of August 23, 2018 and for the Period from February 5, 2018 (Inception) Through August 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain Holdings Capital Ventures, Inc.

Date: December 27, 2018	By:	/s/ Delray Wannemacher
Delray Wannemacher, CEO